Exhibit 4.1

NUMBER
LT

SHARES
SPECIMEN

LiNiu Technology Group

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G54971 20 8

ORDINARY SHARES

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE PAR VALUE OF $0.0006 EACH OF

LiNiu Technology Group

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
NEW YORK, NY
TRANSFER AGENT

BY:

AUTHORIZED OFFICER

LiNiu Technology Group Corporate SEAL 2007 Cayman Islands

SPECIMEN
NOT NEGOTIABLE

CHIEF FINANCIAL OFFICER

CHAIRMAN

© COLUMBIA PRINTING SERVICES, LLC

LINIU TECHNOLOGY GROUP

The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Company’s memorandum and articles of association and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Shares (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as
	tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.